UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2006

NOVASTAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-28535	91-1975651
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102
(Address of Principal Executive Offices)

800-685-8082
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

DiRicco Agreement and Release

On June 25, 2006, the Company entered into an agreement and release (the “DiRicco Agreement”) with David DiRicco (“DiRicco”), in order to resolve DiRicco’s claim of entitlement to compensation for investor relations services provided the Company for a one-year period. Although the Company disputes the matter, including the amount of claimed compensation, the Company and DiRicco desired to resolve the issue in order to avoid the uncertainty, expense and burden of litigation.

Pursuant to the Agreement, DiRicco agrees to (a) release the Company, its affiliates, successors, predecessors or agents and all their employees, officers, directors, attorneys and other agents from any and all liabilities, obligations, claims, actions, covenants, contracts, agreements, promises, damages and demands, whether known or unknown, and (b) not directly or indirectly, publicly or privately disparage the Company or any of its agents. As consideration for DiRicco’s agreement, the Company issued to DiRicco 182,291 shares of the Company’s common stock. The Company also agreed to use commercially reasonable efforts to include the shares granted to DiRicco in the first registration statement filed by the Company with the Securities and Exchange Commission thereafter, other than a registration on Form S-4 or S-8 (or any other form that is not available for the registration of the shares), and subject to any existing contractual obligations of the Company limiting the ability of the Company to register the shares.

A copy of the DiRicco Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Second Amended and Restated 2006 Stock Plan

On July 17, 2006, Novastar Resources, Ltd. (the “Company”) amended and restated the 2006 Stock Plan (the “Plan”) to increase the number of shares issuable thereunder from 20 million to 75 million and to provide that (a) no more than an aggregate of 75 million shares of the Company’s common stock may be issued under incentive stock options during the term of the Plan; and (b) no more than an aggregate of 37.5 million shares of the Company’s common stock may be issued in the form of restricted shares during the term of the Plan.

A copy of the Second Amended and Restated 2006 Stock Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01   EXHIBITS.

Exhibit No.	Description

10.1	Agreement and Release, between the Novastar Resources Ltd. and David DiRicco, dated June 25, 2006.

10.2	Novastar Resources, Ltd. Second Amended and Restated 2006 Stock Plan, dated July 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novastar Resources Ltd.

Date: July 21, 2006

/s/ Seth Grae
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Release, between the Novastar Resources Ltd. and David DiRicco, dated June 25, 2006.

10.2	Novastar Resources, Ltd. Second Amended and Restated 2006 Stock Plan, dated July 17, 2006.